UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2003


                        GLOBAL MATERIALS & SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

              57-1216206                                    000-26261
   (IRS Employer Identification No.)                (Commission File Number)

9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA             92071
      (principal executive offices)                         (Zip Code)

                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.02     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Effective  December  17,  2003,  Global  Materials  &  Services,  Inc. (the
"Registrant") completed the purchase of substantially all of the assets of National Certified Fire Retardants, Inc. ("NCFR") (the "Acquisition"). The Registrant anticipates that the Acquisition will enhance its customer base and product offerings.

     The total consideration paid by the Registrant for the assets of NCFR consisted of $300,000.00. The amount of consideration paid by the Registrant for the assets of NCFR was determined following negotiations between the Registrant and Joseph A. Fritsch, the principal of NCFR. In addition, the Registrant entered into a non-compete agreement with NCFR and an employment agreement with Mr. Fritsch, pursuant to which the Registrant paid to Mr. Fritsch a monthly sum of $4,000.00 for the three months following the Acquisition.

     The Registrant's board of directors determined that the terms of the Acquisition were reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the Acquisition were fair from a financial point of view.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

     It is not practicable to file the required historical financial statements of NCFR at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable.

     (b)  Pro forma financial information.

     It is not practicable to file the required historical financial statements of NCFR at this time. Accordingly, pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2005                         GLOBAL MATERIALS & SERVICES, INC.


                                            By /s/ Stephen F. Owens
                                              ----------------------------------
                                              Stephen F. Owens, President


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